UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2005

FOUNDATION CAPITAL RESOURCES, INC.
(Exact Name of Registrant as
Specified in its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	333-105923 (Commission File Number)	58-2557344 (IRS Employer Identification No.)

1430 Leila Drive, Suite 100 Jackson, Mississippi (Address of Principal Executive Offices)	39216 (Zip Code)

Registrant's telephone number, including area code:  (601) 321-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

                    On March 7, 2005, Foundation Capital Resources, Inc. (the "Company") issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

                    In addition, the Company expects to post the following financial information on its website on or after March 11, 2005:

MARKET INTEREST RATES AND FOUNDATION CAPITAL RESOURCES' AVERAGE YIELD

	2001	2002	2003	2004
10 Year U.S. Treasury Bonds	5.02%	4.61%	4.01%	4.27%
AAA Long-Term Corporate Bonds	7.08%	6.49%	5.66%	5.63%
Foundation Capital Resources Average Yield Distributions	8.25%	7.31%	6.47%	6.56%

  Source: Federal Reserve Statistical Release February 22, 2005

Current Financial Highlights

Selected Balance Sheet Items	2004	2003 (Restated)	Change	% Change

Cash and cash equivalents	$5,127,655	$3,019,897	$2,107,758	69.8%

Loans receivable balance, net	$321,926,619	$223,241,868	$98,684,751	44.2%

Total assets	$341,910,200	$237,395,584	$104,514,616	44.0%

Selected Statement of Income Items

Interest and other income	$20,963,204	$13,022,401	$7,940,803	61.0%

Interest and other expense	$4,179,813	$2,239,738	$1,940,075	86.6%

Net income (2004)/Income before minority interest (2003)	$16,783,391	$10,782,663	$6,000,728	55.7%

Other Items

Loans originated and purchased	$180,879,844	$158,902,851	$21,976,993	13.8%

Quarterly Financial Highlights

For the Quarter Ended	Interest Income	Interest Expense	Net Interest Income	Average Yield on Distributions	Average Cash and Cash Equivalents	Loans Receivable, Net	Loans Originated and Purchased

December 31, 2004	$5,751,828	$240,125	$5,511,703	6.75%	$4,984,187	$321,926,619	$64,186,583

September 30, 2004	$5,385,562	$72,285	$5,313,277	6.29%	$3,263,489	$271,721,664	$32,202,625

June 30, 2004	$5,034,142	$50,279	$4,983,863	6.22%	$4,659,822	$259,062,224	$43,723,321

March 31, 2004	$4,484,494	$30,275	$4,454,220	6.39%	$5,248,117	$235,016,871	$40,767,315

December 31, 2003	$3,930,881	$852	$3,930,029	6.08%	$2,788,830	$223,241,868	$66,885,411

Historical Financial Highlights

	2001	2002	2003 (Restated)	2004

Interest and Other Income	$5,133,463	$8,102,796	$13,022,401	$20,963,204

Loans Closed	$46,025,411	$78,933,100	$192,304,144	$166,405,582

Number of Loans Closed	61	88	139	116

Loans Receivable, Net	$72,328,695	$121,559,762	$223,241,868	$321,926,619

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release dated March 7, 2005. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2005	FOUNDATION CAPITAL RESOURCES, INC. (Registrant)

	By	/s/ Bobby D. Ray
Bobby D. Ray, Chief Financial Officer (Principal financial and accounting officer and duly authorized signatory for the registrant)

EXHIBIT INDEX

Exhibit Number	Document

99.1	Foundation Capital Resources, Inc. Press Release dated March 7, 2005. This Exhibit is furnished to, and not filed with, the Commission.